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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 15, 2000

                             Commission File Number

                                   000-26225


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                             WIT CAPITAL GROUP, INC.
             (exact name of registrant as specified in its charter)



            DELAWARE                                      13-3900397
  (State or Other jurisdiction                  (I.R.S. Employer jurisdiction
of Incorporation or Organization)             Industrial Identification Number)



               826 BROADWAY, NEW YORK, NEW YORK 10003 (Address of
                     Principal Executive Offices) (Zip Code)

                                 (212) 253-4400
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

On May 15, 2000 Wit Capital Group, Inc. ("Wit Capital") announced a strategic alliance agreement with E*TRADE Group, Inc. ("E*TRADE") which provides Wit Capital with exclusive rights to distrubute IPO's, follow-on offerings and other investment banking products to E*TRADE's customers for up to five years. Wit Capital also announced that it was going to transfer the online retail brokerage customers of its subsidiary, Wit Capital Corporation, to E*TRADE. E*TRADE will receive approximately four million shares and warrants to purchase an additional two million shares, one million of which will be exercisable if the exclusivity provisions of the agreement continue for year 4 and the second one million if such provisions are also exclusive for year
5. Wit Capital has also signed a definitive agreement to acquire 100 percent of the outstanding shares of E*OFFERING Corp. by merger of E*OFFERING into a Wit Capital subsidiary. As consideration for this merger, Wit Capital will issue and reserve for issuance upon exercise of E*OFFERING warrants and options, an aggregate of up to 28,486,247 newly issued Wit Capital shares and options. Completion of the transaction is contingent on Wit Capital shareholder approval, regulatory approval and other customary closing conditions. Reference is made to the Wit Capital press release dated May 15, 2000 and the Agreement and Plan of Merger, which are attached as Exhibits, for a more complete description of the proposed transaction. In addition to the shares received in connection with the sale of E*OFFERING, E*TRADE and General Atlantic Partners, the two largest shareholders of E*OFFERING, will each purchase an additional two million shares of Wit Capital stock on the closing for aggregate consideration of 41 million dollars.

Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Wit Capital's actual results, performance or achievements, or those of the industry in which it operates, to be materially different from any expected future results, performance or achievements expressed or implied in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those economic factors that affect the market for capital raising, including initial public offerings and those factors discussed in the Registration Statement of Wit Capital's initial public offering of common stock, the Registration Statement filed in connection with Wit Capital's merger with SoundView Technology Group, Inc, and in periodic reports filed from time to time with the Securities and Exchange Commission.

ITEM 7. EXHIBITS

2.1 Agreement and Plan of Merger by and among Wit Capital Group, Inc., Wit SoundView Corporation, and E*OFFERING Corp. dated as of May 15, 2000.

99.1 Press release dated May 15, 2000


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Wit Capital Group, Inc.

 Dated:  May 26, 2000

                                     By: /s/ RONALD READMOND
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                                         Ronald Readmond
                                         Vice Chairman, President and
                                         Co-Chief Executive Officer